EXHIBIT 24

POWER OF ATTORNEY

         Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, MARY BIANCHINI, J. ELLEN CONTI, JENNY KAN, and GABRIEL BRIGGS, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2023 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 21st day of February 2024.

/s/ RAJAT BAHRI	/s/ W. CRAIG FUGATE
Rajat Bahri	W. Craig Fugate

/s/ CHERYL F. CAMPBELL	/s/ ARNO L. HARRIS
Cheryl F. Campbell	Arno L. Harris

/s/ EDWARD G. CANNIZZARO	/s/ CARLOS M. HERNANDEZ
Edward G. Cannizzaro	Carlos M. Hernandez

/s/ KERRY W. COOPER	/s/ MICHAEL R. NIGGLI
Kerry W. Cooper	Michael R. Niggli

/s/ JESSICA L. DENECOUR	/s/ PATRICIA K. POPPE
Jessica L. Denecour	Patrica K. Poppe

/s/ MARK E. FERGUSON III	/s/ WILLIAM L. SMITH
Mark E. Ferguson III	William L. Smith

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

POWER OF ATTORNEY

         Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, MARY BIANCHINI, J. ELLEN CONTI, JENNY KAN, and GABRIEL BRIGGS, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2023 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 21st day of February 2024.

/s/ RAJAT BAHRI	/s/ ARNO L. HARRIS
Rajat Bahri	Arno L. Harris

/s/ CHERYL F. CAMPBELL	/s/ CARLOS M. HERNANDEZ
Cheryl F. Campbell	Carlos M. Hernandez

/s/ EDWARD G. CANNIZZARO	/s/ MICHAEL R. NIGGLI
Edward G. Cannizzaro	Michael R. Niggli

/s/ KERRY W. COOPER	/s/ PATRICIA K. POPPE
Kerry W. Cooper	Patricia K. Poppe

/s/ JESSICA L. DENECOUR	/s/ SUMEET SINGH
Jessica L. Denecour	Sumeet Singh

/s/ MARK E. FERGUSON III	/s/ WILLIAM L. SMITH
Mark E. Ferguson III	William L. Smith

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

/s/ W. CRAIG FUGATE
W. Craig Fugate